Exhibit 99.13

Supplement to the Estimates

Fiscal Year Ending March 31, 2012

Presented to the Legislative Assembly May 3, 2011

Supplement to the Estimates

Fiscal Year Ending March 31, 2012

Presented to the Legislative Assembly May 3, 2011

British Columbia Cataloguing in Publication Data

British Columbia.
Estimates, fiscal year ending March 31. —1983 —

Annual
Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 — have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry of Finance and Corporate Relations, 1988-June 2001: Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742	354.7110072’225	C82-089032-4

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2010/11 Estimates. Each column thereafter provides 2011/12 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts — Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publication
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2010/11	Salaries	Total	Total	Total	Total	Total	2011/12
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislation
1	Legislation	68,004	37,979	13,211	—	18,122	(450)	—	68,862
Officers of the Legislature
2	Auditor General	15,400	11,986	3,703	63	—	—	—	15,752
3	Conflict of Interest Commissioner	440	325	144	—	11	—	—	480
4	Elections BC	7,740	3,830	4,301	—	3	—	—	8,134
5	Information and Privacy Commissioner	4,470	3,139	1,772	—	—	(3)	(2)	4,906
6	Merit Commissioner	965	643	419	—	—	—	—	1,062
7	Ombudsperson	4,945	4,513	1,588	—	—	(614)	(115)	5,372
8	Police Complaint Commissioner	2,457	1,972	824	—	—	—	—	2,796
9	Representative for Children and Youth	6,973	4,920	2,333	60	4	—	—	7,317
	Total	43,390	31,328	15,084	123	18	(617)	(117)	45,819
Office of the Premier
10	Office of the Premier	9,938	7,872	1,742	487	375	(319)	(702)	9,455
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	37,205	19,575	7,074	5,899	2,928	(5)	(461)	35,010
12	Treaty and Other Agreements Funding	40,021	—	—	40,590	—	—	(569)	40,021
	Special Account(s)	3,968	80	44	4,875	—	—	—	4,999
	Total	81,194	19,655	7,118	51,364	2,928	(5)	(1,030)	80,030
Ministry of Advanced Education
13	Ministry Operations	1,977,995	19,568	7,646	1,970,537	258	(17,002)	(521)	1,980,486
Ministry of Agriculture
14	Ministry Operations	55,223	24,154	8,170	25,416	12,367	(46)	(17,764)	52,297
15	Agricultural Land Commission	2,088	1,531	446	—	—	(1)	(2)	1,974
	Special Account(s)	18,500	—	—	—	18,501	—	(1)	18,500
	Transfer from Ministry Operations Vote	(7,000)	—	—	—	(7,000)	—	—	(7,000)
	Total	68,811	25,685	8,616	25,416	23,868	(47)	(17,767)	65,771
Ministry of Attorney General
16	Ministry Operations	366,301	251,276	70,591	91,056	11,459	(65,693)	(7,011)	351,678
17	Judiciary	67,740	59,879	6,940	179	27	—	—	67,025
18	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
19	British Columbia Utilities Commission	1	3,218	3,456	—	1	—	(6,674)	1
	Special Account(s)	8,559	18,959	4,773	—	343	—	(15,215)	8,860
	Transfer from Ministry Operations Vote	(9,462)	—	—	—	(8,860)	—	—	(8,860)
	Total	457,639	333,332	85,760	91,235	27,470	(65,693)	(28,900)	443,204
Ministry of Children and Family Development
20	Ministry Operations	1,333,693	310,620	55,472	1,037,662	3,135	(2,518)	(73,780)	1,330,591

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2010/11	Salaries	Total	Total	Total	Total	Total	2011/12
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Community, Sport and Cultural Development
21	Ministry Operations	330,185	17,970	9,810	275,397	19	(6,445)	(53,486)	243,265
	Special Account(s)	9,642	—	—	4,200	6,442	—	—	10,642
	Total	339,827	17,970	9,810	279,597	6,461	(6,445)	(53,486)	253,907
Ministry of Education
22	Ministry Operations	5,163,953	24,902	33,409	5,206,774	1,072	(644)	(23,636)	5,241,877
	Special Account(s)	—	—	—	—	—	—	—	—
	Total	5,163,953	24,902	33,409	5,206,774	1,072	(644)	(23,636)	5,241,877
Ministry of Energy and Mines
23	Ministry Operations	51,882	18,827	12,051	15,691	1,380	(7)	(16)	47,926
24	Housing	347,320	8,950	1,708	334,724	63	—	(1)	345,444
	Special Account(s)	24,948	399	107	24,441	—	—	—	24,947
	Total	424,150	28,176	13,866	374,856	1,443	(7)	(17)	418,317
Ministry of Environment
25	Ministry Operations	104,683	68,851	40,569	4,031	10,599	(20,472)	(3,095)	100,483
26	Environmental Assessment Office	8,816	4,999	1,644	800	1,314	(1)	(2)	8,754
	Special Account(s)	23,055	—	500	—	20,305	—	—	20,805
	Total	136,554	73,850	42,713	4,831	32,218	(20,473)	(3,097)	130,042
Ministry of Finance
27	Ministry Operations	127,366	88,255	88,138	16,702	56,548	(15,990)	(130,137)	103,516
28	Public Service Agency	57,620	26,457	25,006	—	6,569	(6,521)	(1,834)	49,677
29	Benefits	1	436,061	3,412	250	259	(387,767)	(52,214)	1
	Special Account(s)	4,244	3,732	4,017	—	43,651	(44,848)	(2,351)	4,201
	Total	189,231	554,505	120,573	16,952	107,027	(455,126)	(186,536)	157,395
Ministry of Forests, Lands and Natural Resource Operations
30	Ministry Operations	411,685	232,369	193,250	5,278	52,289	(43,754)	(76,033)	363,399
31	Direct Fire	63,240	42,320	36,872	—	—	(1,670)	(14,621)	62,901
	Special Account(s)	158,489	22,960	85,398	87,692	60,654	(2)	(93,150)	163,552
	Total	633,414	297,649	315,520	92,970	112,943	(45,426)	(183,804)	589,852
Ministry of Health
32	Ministry Operations	14,648,982	117,522	105,747	15,694,415	4,448	(147,531)	(208,432)	15,566,169
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	14,796,232	117,522	105,747	15,694,415	151,698	(147,531)	(208,432)	15,713,419
Ministry of Jobs, Tourism and Innovation
33	Ministry Operations	268,491	49,647	81,574	277,448	10	(18)	(172,148)	236,513
	Special Account(s)	500	—	—	500	—	—	—	500
	Total	268,991	49,647	81,574	277,948	10	(18)	(172,148)	237,013

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2010/11	Salaries	Total	Total	Total	Total	Total	2011/12
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Labour, Citizens’ Services and Open Government
34	Ministry Operations	86,073	53,449	29,210	6,410	8,064	(15,101)	(9,866)	72,166
35	Shared Services BC	451,814	82,874	632,450	—	113,144	(153,306)	(223,474)	451,688
36	Government Communications and Public Engagement	26,429	18,223	7,471	—	742	(178)	(103)	26,155
37	Labour Programs	17,184	35,527	6,558	—	572	(503)	(26,441)	15,713
	Total	581,500	190,073	675,689	6,410	122,522	(169,088)	(259,884)	565,722
Ministry of Public Safety and Solicitor General
38	Ministry Operations	607,425	202,285	43,677	646,653	3,979	(14,887)	(276,505)	605,202
39	Emergency Program Act	14,559	1,298	7,481	5,699	—	—	—	14,478
	Special Account(s)	14,805	2,120	2,204	3,758	9,931	—	(3,228)	14,785
	Total	636,789	205,703	53,362	656,110	13,910	(14,887)	(279,733)	634,465
Ministry of Social Development
40	Ministry Operations	2,354,728	122,928	25,490	2,494,471	5,384	(139)	(309,046)	2,339,088
Ministry of Transportation and Infrastructure
41	Ministry Operations	752,814	113,534	1,720,950	248,404	1,603	(3)	(1,277,566)	806,922
Management of Public Funds and Debt
42	Management of Public Funds and Debt	1,300,598	—	—	—	2,373,353	—	(1,024,052)	1,349,301
Other Appropriations
43	Contingencies (All Ministries) and New Programs	450,000	—	—	—	602,942	—	—	602,942
44	Capital Funding	1,750,696	—	—	1,543,311	—	—	—	1,543,311
45	Commissions on Collection of Public Funds	1	—	—	—	19,396	—	(19,395)	1
46	Allowances for Doubtful Revenue Accounts	1	—	—	—	123,511	—	(123,510)	1
47	BC Family Bonus	6,379	—	—	4,317	—	—	—	4,317
48	Environmental Appeal Board and Forest Appeals Commission	2,088	952	1,105	—	20	(1)	(1)	2,075
49	Forest Practices Board	3,839	2,328	1,487	—	4	(1)	(3)	3,815
	Total	2,213,004	3,280	2,592	1,547,628	745,873	(2)	(142,909)	2,156,462
	Overall Total	33,832,449	2,585,778	3,395,944	30,078,190	3,751,691	(946,440)	(4,247,163)	34,618,000
	Adjusted Totals(1)		2,199,300	3,268,239	30,078,190	3,319,434	—	(4,247,163)

(1) Amounts are net of adjustments to eliminate double counting. See page 8.

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2010/11					Furniture				Roads,	2011/12
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Legislation
1	Legislation	6,275	—	—	—	—	905	—	319	5,050	—	6,274
Officers of the Legislature
2	Auditor General	150	—	—	—	—	100	—	80	70	—	250
3	Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—
4	Elections BC	1,298	—	—	—	—	—	—	1,439	—	—	1,439
5	Information and Privacy Commissioner	574	—	—	—	—	5	—	40	—	—	45
6	Merit Commissioner	152	—	—	—	—	5	—	10	—	—	15
7	Ombudsperson	741	—	—	—	—	5	—	70	—	—	75
8	Police Complaint Commissioner	325	—	—	—	—	2	—	23	—	—	25
9	Representative for Children and Youth	30	—	—	—	—	30	—	—	50	—	80
	Total	3,270	—	—	—	—	147	—	1,662	120	—	1,929
Office of the Premier
10	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	23	—	—	—	—	1	—	—	—	—	1
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	23	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education
13	Ministry Operations	734	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
14	Ministry Operations	55	—	—	—	—	3	—	—	—	—	3
15	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	55	—	—	—	—	3	—	—	—	—	3
Ministry of Attorney General
16	Ministry Operations	4,847	—	—	—	1,126	44	1,752	2,310	—	—	5,232
17	Judiciary	385	—	—	—	—	78	—	626	—	—	704
18	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
19	British Columbia Utilities Commission	20	—	—	—	—	—	—	10	—	—	10
	Special Account(s)	500	—	—	—	—	—	—	499	—	—	499
	Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	5,752	—	—	—	1,126	122	1,752	3,445	—	—	6,445
Ministry of Children and Family Development
20	Ministry Operations	188	—	—	—	8	52	336	100	—	—	496

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2010/11					Furniture				Roads,	2011/12
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Community, Sport and Cultural Development
21	Ministry Operations	1,020	—	—	—	—	2	—	830	—	—	832
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,020	—	—	—	—	2	—	830	—	—	832
Ministry of Education
22	Ministry Operations	1,852	—	—	—	—	2	—	2,000	—	—	2,002
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,852	—	—	—	—	2	—	2,000	—	—	2,002
Ministry of Energy and Mines
23	Ministry Operations	69,008	—	—	—	—	—	—	250	—	64,000	64,250
24	Housing	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	69,008	—	—	—	—	—	—	250	—	64,000	64,250
Ministry of Environment
25	Ministry Operations	12,779	—	10,980	—	926	10	23	—	—	—	11,939
26	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	13,179	—	11,380	—	926	10	23	—	—	—	12,339
Ministry of Finance
27	Ministry Operations	2,931	—	—	—	—	10	—	2,501	—	—	2,511
28	Public Service Agency	—	—	—	—	—	—	—	—	—	—	—
29	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	2,931	—	—	—	—	10	—	2,501	—	—	2,511
Ministry of Forests, Lands and Natural Resource Operations
30	Ministry Operations	43,355	—	2,292	—	995	18	1,203	3,307	—	13,650	21,465
31	Direct Fire	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	25,885	—	—	—	150	—	—	450	—	23,600	24,200
	Total	69,240	—	2,292	—	1,145	18	1,203	3,757	—	37,250	45,665
Ministry of Health
32	Ministry Operations	7,024	—	—	—	—	30	—	30,952	—	—	30,982
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	7,024	—	—	—	—	30	—	30,952	—	—	30,982
Ministry of Jobs, Tourism and Innovation
33	Ministry Operations	3,813	—	—	80	—	1	—	3,375	—	—	3,456
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	3,813	—	—	80	—	1	—	3,375	—	—	3,456

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2010/11					Furniture				Roads,	2011/12
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Labour, Citizens’ Services and Open Government
34	Ministry Operations	1,811	—	—	—	—	9	—	3,331	—	—	3,340
35	Shared Services BC	123,371	—	—	56,458	3,218	210	—	19,704	21,637	—	101,227
36	Government Communications and Public Engagement	120	—	—	—	—	—	—	—	—	—	—
37	Labour Programs	1,003	—	—	—	—	3	—	430	—	—	433
	Total	126,305	—	—	56,458	3,218	222	—	23,465	21,637	—	105,000
Ministry of Public Safety and Solicitor General
38	Ministry Operations	6,726	—	—	—	1,430	30	174	5,023	—	—	6,657
39	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	6,726	—	—	—	1,430	30	174	5,023	—	—	6,657
Ministry of Social Development
40	Ministry Operations	33,514	—	—	—	—	804	29	35,900	1,650	—	38,383
Ministry of Transportation and Infrastructure
41	Ministry Operations	4,273	—	—	—	722	14	1,019	2,490	—	—	4,245
Management of Public Funds and Debt
42	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
43	Contingencies (All Ministries) and New Programs	70,000	—	—	—	—	—	—	50,000	—	—	50,000
44	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
45	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
46	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
47	BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—
48	Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
49	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	70,000	—	—	—	—	—	—	50,000	—	—	50,000
	Overall Total	425,183	—	13,672	56,538	8,575	2,378	4,536	166,569	28,457	101,250	381,975

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,710,555	—		1,710,555
51	Supplementary Salary Costs	27,811	—		27,811
52	Employee Benefits	834,074	(386,478	)(1)	447,596
54	Legislative Salaries and Indemnities	13,338	—		13,338
	Salaries and Benefits	2,585,778	(386,478)		2,199,300
55	Boards, Commissions, and Courts - Fees and Expenses	12,094	—		12,094
57	Public Servant Travel	56,966	—		56,966
59	Centralized Management Support Services	61,696	(60,688	)(2)	1,008
60	Professional Services	535,612	(2,453	)(3)	533,159
63	Information Systems - Operating	318,974	(53,804	)(3)	265,170
65	Office and Business Expenses	89,933	(9,250	)(3)	80,683
67	Advertising and Publications	19,390	—		19,390
68	Statutory Advertising and Publications	2,597	—		2,597
69	Utilities, Materials and Supplies	724,052	—		724,052
70	Operating Equipment and Vehicles	85,642	—		85,642
72	Non-Capital Roads and Bridges	886,483	—		886,483
73	Amortization	243,177	—		243,177
75	Building Occupancy Charges	359,328	(1,510	)(3)	357,818
	Operating Costs	3,395,944	(127,705)		3,268,239
77	Transfers - Grants	847,576	—		847,576
79	Transfers - Entitlements	18,534,025	—		18,534,025
80	Transfers - Agreements	10,696,589	—		10,696,589
	Government Transfers	30,078,190	—		30,078,190
81	Transfer Between Votes and Special Accounts	183,816	(183,816	)(4)	—
83	Interest on the Public Debt	1,345,520	—		1,345,520
85	Other Expenses	2,222,355	(248,441	)(3)	1,973,914
	Other Expenses	3,751,691	(432,257)		3,319,434
86	Recoveries Between Votes and Special Accounts	(183,816)	183,816	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(762,624)	762,624	(5)	—
	Internal Recoveries	(946,440)	946,440		—
89	Recoveries External to the Consolidated Revenue Fund	(1,813,127)	—		(1,813,127)
90	Recoveries External to the Government Reporting Entity	(2,434,036)	—		(2,434,036)
	External Recoveries	(4,247,163)	—		(4,247,163)
	Net Operating Expenses	34,618,000	—		34,618,000

(1)                     Recoveries from ministries by the Public Service Agency for employee benefits.

(2)                     Recoveries from ministries by Attorney General, Finance, and the Office of the Premier for centrally managed services such as legal services.

(3)                     Recoveries between ministries for other centralized services such as banking charges, business and technology services, professional services, and other corporate services.

(4)                     Transfers between special accounts and votes in Agriculture; Attorney General; Community, Sport and Cultural Development; Environment; Forests, Lands and Natural Resource Operations; Health; and Public Safety and Solicitor General.

(5)                     Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	68,004	15,838	130	11,614	10,397	37,979	—	175	—	810	1,748	2,824	9	460	1,257
Members’ Services	36,453	314	—	7,607	9,315	17,236	—	40	—	75	228	265	—	150	—
Caucus Support Services	6,525	4,942	—	1,178	—	6,120	—	—	—	—	—	873	—	—	—
Office of the Speaker	421	257	—	62	—	319	—	2	—	—	4	55	—	—	1
Clerk of the House	1,095	137	—	195	671	1,003	—	—	—	2	3	15	—	—	—
Clerk of the Committees	597	128	—	106	312	546	—	12	—	5	33	28	—	—	—
Legislative Operations	11,378	2,912	20	702	—	3,634	—	57	—	212	1,310	1,212	9	310	198
Sergeant-at-Arms	4,716	3,151	105	799	99	4,154	—	23	—	185	29	160	—	—	82
Hansard	4,130	2,358	—	569	—	2,927	—	33	—	320	83	144	—	—	517
Legislative Library	2,689	1,639	5	396	—	2,040	—	8	—	11	58	72	—	—	459

Total	68,004	15,838	130	11,614	10,397	37,979	—	175	—	810	1,748	2,824	9	460	1,257

LEGISLATION

($000)

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	43	—	2,000	3,885	13,211	—	—	—	—	—	—	18,122	18,122	—	(450)	(450)	—	—	—	68,862
Members’ Services	—	—	—	—	758	—	—	—	—	—	—	17,999	17,999	—	—	—	—	—	—	35,993
Caucus Support Services	—	—	—	—	873	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,993
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	421
Clerk of the House	—	—	—	—	20	—	—	—	—	—	—	75	75	—	—	—	—	—	—	1,098
Clerk of the Committees	—	—	—	—	78	—	—	—	—	—	—	1	1	—	—	—	—	—	—	625
Legislative Operations	—	—	2,000	3,782	9,090	—	—	—	—	—	—	7	7	—	(450)	(450)	—	—	—	12,281
Sergeant-at-Arms	43	—	—	40	562	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,716
Hansard	—	—	—	63	1,160	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,087
Legislative Library	—	—	—	—	608	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,648

Total	43	—	2,000	3,885	13,211	—	—	—	—	—	—	18,122	18,122	—	(450)	(450)	—	—	—	68,862

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,400	9,029	400	2,292	265	11,986	—	537	—	1,062	391	713	—	100	—

Total	15,400	9,029	400	2,292	265	11,986	—	537	—	1,062	391	713	—	100	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	440	93	—	29	203	325	—	20	—	50	17	20	—	1	1

Total	440	93	—	29	203	325	—	20	—	50	17	20	—	1	1

VOTE 4 Elections BC

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	7,740	2,737	79	755	259	3,830	—	94	—	236	1,969	319	19	6	8

Total	7,740	2,737	79	755	259	3,830	—	94	—	236	1,969	319	19	6	8

VOTE 5 Information and Privacy Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	4,470	2,327	6	547	259	3,139	—	67	—	750	97	113	25	20	16

Total	4,470	2,327	6	547	259	3,139	—	67	—	750	97	113	25	20	16

VOTE 6 Merit Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	965	392	5	109	137	643	—	13	—	100	31	25	2	5	2

Total	965	392	5	109	137	643	—	13	—	100	31	25	2	5	2

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	12	—	152	736	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,752

Total	12	—	152	736	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,752

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	—	35	144	—	—	—	—	—	—	11	11	—	—	—	—	—	—	480

Total	—	—	—	35	144	—	—	—	—	—	—	11	11	—	—	—	—	—	—	480

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	704	945	4,301	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,134

Total	1	—	704	945	4,301	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,134

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	12	—	157	515	1,772	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	4,906

Total	12	—	157	515	1,772	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	4,906

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	54	187	419	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,062

Total	—	—	54	187	419	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,062

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	4,945	3,324	45	885	259	4,513	—	60	—	135	186	205	60	22	25

Total	4,945	3,324	45	885	259	4,513	—	60	—	135	186	205	60	22	25

VOTE 8 Police Complaint Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	2,457	1,350	5	358	259	1,972	—	52	—	215	43	87	12	4	5

Total	2,457	1,350	5	358	259	1,972	—	52	—	215	43	87	12	4	5

VOTE 9 Representative for Children and Youth

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	6,973	3,605	68	972	275	4,920	—	202	—	512	428	373	—	—	14

Total	6,973	3,605	68	972	275	4,920	—	202	—	512	428	373	—	—	14

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	233	662	1,588	—	—	—	—	—	—	—	—	—	(614)	(614)	—	(115)	(115)	5,372

Total	—	—	233	662	1,588	—	—	—	—	—	—	—	—	—	(614)	(614)	—	(115)	(115)	5,372

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	93	313	824	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,796

Total	—	—	93	313	824	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,796

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	13	—	66	725	2,333	60	—	—	60	—	—	4	4	—	—	—	—	—	—	7,317

Total	13	—	66	725	2,333	60	—	—	60	—	—	4	4	—	—	—	—	—	—	7,317

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,424	1,867	1	436	—	2,304	—	61	8	30	27	275	—	—	—
Executive and Support Services	7,514	4,226	10	1,239	93	5,568	—	413	284	144	82	343	—	—	5
Premier’s Office	2,878	1,915	5	471	93	2,484	—	232	—	10	37	88	—	—	—
Executive Operations	4,636	2,311	5	768	—	3,084	—	181	284	134	45	255	—	—	5

Total	9,938	6,093	11	1,675	93	7,872	—	474	292	174	109	618	—	—	5

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	3	—	6	—	410	486	—	—	486	—	—	149	149	—	(316)	(316)	—	(700)	(700)	2,333
Executive and Support Services	13	—	48	—	1,332	1	—	—	1	—	—	226	226	—	(3)	(3)	(1)	(1)	(2)	7,122
Premier’s Office	1	—	7	—	375	—	—	—	—	—	—	92	92	—	—	—	—	—	—	2,951
Executive Operations	12	—	41	—	957	1	—	—	1	—	—	134	134	—	(3)	(3)	(1)	(1)	(2)	4,171

Total	16	—	54	—	1,742	487	—	—	487	—	—	375	375	—	(319)	(319)	(1)	(701)	(702)	9,455

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Implementation	19,257	10,422	38	2,397	—	12,857	—	1,228	1,882	547	68	411	—	—	—
Community and Socio-Economic Development	3,751	1,675	—	385	—	2,060	26	174	—	30	—	112	—	—	—
Strategic Initiatives	7,823	1,905	—	438	—	2,343	—	71	524	—	—	119	—	—	—
Executive and Support Services	6,374	1,824	1	438	52	2,315	40	210	565	16	375	396	—	—	8
Minister’s Office	587	312	—	90	52	454	—	85	—	—	—	13	—	—	—
Corporate Services	5,787	1,512	1	348	—	1,861	40	125	565	16	375	383	—	—	8

Total	37,205	15,826	39	3,658	52	19,575	66	1,683	2,971	593	443	1,038	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	40,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	40,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	3,968	—	—	—	—	—	9	—	—	13	—	2	—	—	—
First Nations Clean Energy Business Fund special account	—	65	—	15	—	80	—	10	—	—	—	10	—	—	—

Total	3,968	65	—	15	—	80	9	10	—	13	—	12	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Implementation	—	—	5	—	4,141	—	400	395	795	—	—	802	802	—	(3)	(3)	—	(458)	(458)	18,134
Community and Socio-Economic Development	—	—	—	—	342	—	—	1,128	1,128	—	—	—	—	—	(1)	(1)	—	(1)	(1)	3,528
Strategic Initiatives	—	—	—	—	714	—	—	3,976	3,976	—	—	—	—	—	—	—	—	(1)	(1)	7,032
Executive and Support Services	—	—	266	1	1,877	—	—	—	—	—	—	2,126	2,126	—	(1)	(1)	—	(1)	(1)	6,316
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	30	30	—	—	—	—	—	—	582
Corporate Services	—	—	266	1	1,779	—	—	—	—	—	—	2,096	2,096	—	(1)	(1)	—	(1)	(1)	5,734

Total	—	—	271	1	7,074	—	400	5,499	5,899	—	—	2,928	2,928	—	(5)	(5)	—	(461)	(461)	35,010

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	40,590	40,590	—	—	—	—	—	—	—	—	(569)	(569)	40,021

Total	—	—	—	—	—	—	—	40,590	40,590	—	—	—	—	—	—	—	—	(569)	(569)	40,021

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	24	—	—	3,625	3,625	—	—	—	—	—	—	—	—	—	—	3,649
First Nations Clean Energy Business Fund special account	—	—	—	—	20	—	—	1,250	1,250	—	—	—	—	—	—	—	—	—	—	1,350

Total	—	—	—	—	44	—	—	4,875	4,875	—	—	—	—	—	—	—	—	—	—	4,999

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,871,184	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Support Programs	84,609	4,643	—	1,068	—	5,711	—	33	—	95	12	644	—	—	—
Executive and Support Services	22,202	11,222	—	2,582	53	13,857	90	437	670	837	1,775	628	1,546	19	8
Minister’s Office	1,076	307	—	71	53	431	—	105	—	14	15	43	—	—	—
Corporate Services	21,126	10,915	—	2,511	—	13,426	90	332	670	823	1,760	585	1,546	19	8

Total	1,977,995	15,865	—	3,650	53	19,568	90	470	670	932	1,787	1,272	1,546	19	8

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,857,317	22,009	1,892,186	—	—	—	—	—	(17,000)	(17,000)	—	(1)	(1)	1,875,185
Student Support Programs	—	—	—	—	784	70,302	5,910	1,834	78,046	—	—	1	1	—	—	—	(1)	(1)	(2)	84,540
Executive and Support Services	9	—	843	—	6,862	305	—	—	305	—	—	257	257	—	(2)	(2)	(104)	(414)	(518)	20,761
Minister’s Office	—	—	2	—	179	—	—	—	—	—	—	—	—	—	—	—	—	—	—	610
Corporate Services	9	—	841	—	6,683	305	—	—	305	—	—	257	257	—	(2)	(2)	(104)	(414)	(518)	20,151

Total	9	—	843	—	7,646	83,467	1,863,227	23,843	1,970,537	—	—	258	258	—	(17,002)	(17,002)	(105)	(416)	(521)	1,980,486

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	10,960	8,934	58	2,055	—	11,047	—	439	—	1,767	23	346	—	9	552
Innovation and Governance	2,701	1,558	12	358	—	1,928	—	61	—	61	6	19	—	2	76
Policy and Industry Competitiveness	3,815	2,524	20	581	—	3,125	—	70	—	60	7	21	—	3	80
Plant and Animal Health	4,443	3,245	26	746	—	4,017	—	98	—	60	10	29	—	4	117
Growing Forward	1	1,607	—	370	—	1,977	—	210	—	1,586	—	277	—	—	279
Strategic Industry Partnerships	36,430	8,947	51	2,090	—	11,088	—	318	—	1,046	37	61	—	6	192
Food Protection	2,604	920	8	212	—	1,140	—	25	—	38	1	8	—	2	38
Sustainable Agriculture Management	4,638	2,799	22	644	—	3,465	—	96	—	305	10	28	—	4	127
Business Risk Management	29,188	5,228	21	1,234	—	6,483	—	197	—	703	26	25	—	—	27
BC Farm Industry Review Board	1,016	453	—	104	—	557	177	30	—	91	4	30	—	—	—
Executive and Support Services	6,817	1,131	—	278	53	1,462	—	107	291	501	38	608	—	—	5
Minister’s Office	511	226	—	70	53	349	—	77	—	—	9	14	—	—	5
Corporate Services	6,306	905	—	208	—	1,113	—	30	291	501	29	594	—	—	—

Total	55,223	19,465	109	4,527	53	24,154	177	894	291	3,405	102	1,045	—	15	749

VOTE 15 Agricultural Land Commission

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,088	1,245	—	286	—	1,531	191	42	—	74	67	40	—	9	1

Total	2,088	1,245	—	286	—	1,531	191	42	—	74	67	40	—	9	1

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

Agriculture Science and Policy	148	—	270	—	3,554	134	—	5,546	5,680	—	—	270	270	—	(3)	(3)	—	(10,524)	(10,524)	10,024
Innovation and Governance	33	—	270	—	528	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,454
Policy and Industry Competitiveness	45	—	—	—	286	75	—	85	160	—	—	—	—	—	(1)	(1)	—	(47)	(47)	3,523
Plant and Animal Health	59	—	—	—	377	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(347)	(347)	4,046
Growing Forward	11	—	—	—	2,363	59	—	5,461	5,520	—	—	270	270	—	—	—	—	(10,129)	(10,129)	1
Strategic Industry Partnerships	75	—	464	—	2,199	19,736	—	—	19,736	7,000	—	1,774	8,774	—	(3)	(3)	—	(7,238)	(7,238)	34,556
Food Protection	6	—	—	—	118	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	1,256
Sustainable Agriculture Management	46	—	429	—	1,045	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(295)	(295)	4,214
Business Risk Management	23	—	35	—	1,036	19,736	—	—	19,736	7,000	—	1,774	8,774	—	(1)	(1)	—	(6,942)	(6,942)	29,086
BC Farm Industry Review Board	—	—	3	—	335	—	—	—	—	—	—	6	6	—	(1)	(1)	—	(1)	(1)	896
Executive and Support Services	13	—	459	60	2,082	—	—	—	—	—	—	3,317	3,317	—	(39)	(39)	—	(1)	(1)	6,821
Minister’s Office	13	—	—	—	118	—	—	—	—	—	—	36	36	—	—	—	—	—	—	503
Corporate Services	—	—	459	60	1,964	—	—	—	—	—	—	3,281	3,281	—	(39)	(39)	—	(1)	(1)	6,318

Total	236	—	1,196	60	8,170	19,870	—	5,546	25,416	7,000	—	5,367	12,367	—	(46)	(46)	—	(17,764)	(17,764)	52,297

VOTE 15 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

Agricultural Land Commission	18	—	4	—	446	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(2)	(2)	1,974

Total	18	—	4	—	446	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(2)	(2)	1,974

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

Production Insurance Account	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 16 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	104,266	12,641	83	2,907	—	15,631	—	286	12	849	183	404	—	—	1
Prosecution Services	112,600	78,553	548	18,067	—	97,168	1,694	1,238	—	4,251	176	2,445	—	—	331
Court Services	103,050	63,523	883	14,855	—	79,261	2,180	1,159	—	2,466	2,061	2,658	—	—	995
Legal Services	16,583	38,088	485	8,810	—	47,383	20	857	—	28,142	660	1,994	—	127	—
Agencies, Boards and Commissions	13,895	2,618	4	603	—	3,225	810	118	—	315	45	110	—	5	—
Executive and Support Services	15,907	6,854	106	1,595	53	8,608	—	207	731	119	4,266	334	—	12	2
Minister’s Office	635	350	—	99	53	502	—	69	—	—	—	25	—	—	1
Corporate Services	15,272	6,504	106	1,496	—	8,106	—	138	731	119	4,266	309	—	12	1

Total	366,301	202,277	2,109	46,837	53	251,276	4,704	3,865	743	36,142	7,391	7,945	—	144	1,329

VOTE 17 Judiciary

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	67,740	48,605	95	11,179	—	59,879	1,435	1,424	—	228	1,201	1,450	—	4	90
Superior Courts	14,470	9,512	65	2,188	—	11,765	—	136	—	71	994	545	—	1	16
Provincial Courts	53,270	39,093	30	8,991	—	48,114	1,435	1,288	—	157	207	905	—	3	74

Total	67,740	48,605	95	11,179	—	59,879	1,435	1,424	—	228	1,201	1,450	—	4	90

VOTE 18 Crown Proceeding Act

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 19 British Columbia Utilities Commission

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,472	131	615	—	3,218	536	87	—	1,812	244	295	—	25	—

Total	1	2,472	131	615	—	3,218	536	87	—	1,812	244	295	—	25	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 16 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	60	—	507	4	2,306	440	—	90,616	91,056	—	—	36	36	—	(1,200)	(1,200)	(10)	(3,492)	(3,502)	104,327
Prosecution Services	88	—	330	—	10,553	—	—	—	—	—	—	855	855	—	(1,720)	(1,720)	—	—	—	106,856
Court Services	1,451	—	4,231	396	17,597	—	—	—	—	—	—	920	920	—	—	—	—	(2,852)	(2,852)	94,926
Legal Services	—	—	93	—	31,893	—	—	—	—	—	—	313	313	—	(62,566)	(62,566)	(290)	(10)	(300)	16,723
Agencies, Boards and Commissions	—	—	76	—	1,479	—	—	—	—	8,860	—	—	8,860	—	(1)	(1)	(1)	(307)	(308)	13,255
Executive and Support Services	—	—	457	635	6,763	—	—	—	—	—	—	475	475	—	(206)	(206)	(1)	(48)	(49)	15,591
Minister’s Office	—	—	5	—	100	—	—	—	—	—	—	29	29	—	—	—	—	—	—	631
Corporate Services	—	—	452	635	6,663	—	—	—	—	—	—	446	446	—	(206)	(206)	(1)	(48)	(49)	14,960

Total	1,599	—	5,694	1,035	70,591	440	—	90,616	91,056	8,860	—	2,599	11,459	—	(65,693)	(65,693)	(302)	(6,709)	(7,011)	351,678

VOTE 17 Judiciary

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	1,038	—	6,940	4	—	175	179	—	—	27	27	—	—	—	—	—	—	67,025
Superior Courts	4	—	789	—	2,556	—	—	—	—	—	—	18	18	—	—	—	—	—	—	14,339
Provincial Courts	66	—	249	—	4,384	4	—	175	179	—	—	9	9	—	—	—	—	—	—	52,686

Total	70	—	1,038	—	6,940	4	—	175	179	—	—	27	27	—	—	—	—	—	—	67,025

VOTE 18 Crown Proceeding Act

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 19 British Columbia Utilities Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
British Columbia Utilities Commission	—	—	1	456	3,456	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

Total	—	—	1	456	3,456	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	8,559	15,281	163	3,515	—	18,959	—	145	—	1,850	1,439	481	—	14	26

Total	8,559	15,281	163	3,515	—	18,959	—	145	—	1,850	1,439	481	—	14	26

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	633	185	4,773	—	—	—	—	—	—	343	343	—	—	—	—	(15,215)	(15,215)	8,860

Total	—	—	633	185	4,773	—	—	—	—	—	—	343	343	—	—	—	—	(15,215)	(15,215)	8,860

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Prevention	256,975	6,737	95	1,550	—	8,382	22	26	—	—	55	488	—	—	—
Early Intervention	236,719	7,259	108	1,669	—	9,036	—	124	625	—	—	75	—	—	—
Intervention and Support	696,505	172,558	4,450	39,940	—	216,948	—	2,459	12,092	—	117	897	—	—	1,945
Aboriginal Approach	16,829	435	4	100	—	539	—	6	—	—	—	14	—	—	—
Quality Assurance	14,835	5,683	64	1,307	—	7,054	—	1,953	—	2,187	6,060	1,285	—	—	—
Support to Practice	96,377	43,596	733	10,027	—	54,356	—	1,204	—	975	6,576	4,977	—	26	85
Executive and Support Services	15,453	11,426	188	2,636	55	14,305	—	436	26	—	60	999	—	—	—
Minister’s Office	550	251	—	66	55	372	—	103	—	—	21	20	—	—	—
Corporate Services	14,903	11,175	188	2,570	—	13,933	—	333	26	—	39	979	—	—	—

Total	1,333,693	247,694	5,642	57,229	55	310,620	22	6,208	12,743	3,162	12,868	8,735	—	26	2,030

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Prevention	—	—	—	—	591	1,099	151,008	97,476	249,583	—	—	—	—	—	—	—	—	(1)	(1)	258,555
Early Intervention	—	—	—	—	824	—	26,590	200,161	226,751	—	—	—	—	—	—	—	—	(1)	(1)	236,610
Intervention and Support	313	—	116	34	17,973	—	31,486	504,280	535,766	—	—	1,267	1,267	—	(2,518)	(2,518)	—	(73,097)	(73,097)	696,339
Aboriginal Approach	—	—	—	—	20	—	—	19,263	19,263	—	—	—	—	—	—	—	—	—	—	19,822
Quality Assurance	—	—	—	—	11,485	—	—	891	891	—	—	—	—	—	—	—	—	—	—	19,430
Support to Practice	1,697	—	6,212	1,269	23,021	—	—	5,336	5,336	—	—	1,850	1,850	—	—	—	—	(1)	(1)	84,562
Executive and Support Services	3	—	—	34	1,558	—	—	72	72	—	—	18	18	—	—	—	—	(680)	(680)	15,273
Minister’s Office	3	—	—	—	147	—	—	—	—	—	—	18	18	—	—	—	—	—	—	537
Corporate Services	—	—	—	34	1,411	—	—	72	72	—	—	—	—	—	—	—	—	(680)	(680)	14,736

Total	2,013	—	6,328	1,337	55,472	1,099	209,084	827,479	1,037,662	—	—	3,135	3,135	—	(2,518)	(2,518)	—	(73,780)	(73,780)	1,330,591

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 21 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	290,282	6,793	35	1,563	—	8,391	—	125	188	1,311	142	95	—	2	3,588
Local Government Services and Transfers	285,064	5,812	25	1,337	—	7,174	—	124	188	1,259	132	79	—	2	—
University Endowment Lands	5,218	981	10	226	—	1,217	—	1	—	52	10	16	—	—	3,588
Property Assessment	587	1,443	1	332	—	1,776	1,210	33	2	123	309	149	—	—	—
Assessment Services	1	1,020	1	235	—	1,256	1,210	25	2	104	300	139	—	—	—
Assessment Policy and Support	586	423	—	97	—	520	—	8	—	19	9	10	—	—	—
BC Film Commission	948	528	—	121	—	649	—	25	1	40	15	107	—	—	101
Arts, Culture and Sport	20,673	2,128	5	489	—	2,622	62	153	1	392	117	200	—	—	1
Sport	10,703	949	2	218	—	1,169	—	45	—	150	87	110	—	—	1
Arts and Culture	9,970	1,179	3	271	—	1,453	62	108	1	242	30	90	—	—	—
Transfers to Crown Corporations and Agencies	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,529	3,595	59	827	51	4,532	—	124	46	124	96	267	—	—	1
Minister’s Office	558	282	—	65	51	398	—	114	—	—	11	9	—	—	—
Corporate Services	4,971	3,313	59	762	—	4,134	—	10	46	124	85	258	—	—	1

Total	330,185	14,487	100	3,332	51	17,970	1,272	460	238	1,990	679	818	—	2	3,691

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	1,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	9,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	284	—	184	—	5,919	145,600	860	98,866	245,326	—	—	—	—	(6,442)	(1)	(6,443)	—	(50,000)	(50,000)	203,193
Local Government Services and Transfers	—	—	184	—	1,968	145,600	860	92,395	238,855	—	—	—	—	—	(1)	(1)	—	(50,000)	(50,000)	197,996
University Endowment Lands	284	—	—	—	3,951	—	—	6,471	6,471	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,197
Property Assessment	—	—	7	—	1,833	—	—	—	—	—	—	—	—	—	—	—	(2,931)	(111)	(3,042)	567
Assessment Services	—	—	7	—	1,787	—	—	—	—	—	—	—	—	—	—	—	(2,931)	(111)	(3,042)	1
Assessment Policy and Support	—	—	—	—	46	—	—	—	—	—	—	—	—	—	—	—	—	—	—	566
BC Film Commission	10	—	1	—	300	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)	941
Arts, Culture and Sport	—	—	35	—	961	16,440	—	1,465	17,905	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	21,052
Sport	—	—	—	—	393	8,509	—	1,465	9,974	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	11,100
Arts and Culture	—	—	35	—	568	7,931	—	—	7,931	—	—	—	—	—	—	—	—	—	—	9,952
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
Royal British Columbia Museum	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
Executive and Support Services	3	—	106	30	797	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	—	(1)	5,346
Minister’s Office	3	—	—	—	137	—	—	—	—	—	—	19	19	—	—	—	—	—	—	554
Corporate Services	—	—	106	30	660	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	4,792

Total	297	—	333	30	9,810	162,040	860	112,497	275,397	—	—	19	19	(6,442)	(3)	(6,445)	(2,933)	(50,553)	(53,486)	243,265

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	2,500	—	1,700	4,200	6,442	—	—	6,442	—	—	—	—	—	—	10,642

MINISTRY OF EDUCATION

($000)

VOTE 22 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	5,103,531	—	—	—	—	—	—	—	700	—	8,793	75	—	—	—
Public Libraries	13,130	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	47,292	20,172	9	4,668	53	24,902	13	1,108	431	6,690	6,107	1,730	—	802	24
Minister’s Office	572	316	—	91	53	460	—	70	—	—	6	7	—	—	—
Education and Corporate Services	46,720	19,856	9	4,577	—	24,442	13	1,038	431	6,690	6,101	1,723	—	802	24

Total	5,163,953	20,172	9	4,668	53	24,902	13	1,108	1,131	6,690	14,900	1,805	—	802	24

Special Account(s)

Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Education Programs	—	—	—	—	9,568	199,410	4,917,787	76,447	5,193,644	—	—	—	—	—	—	—	(3,254)	(17,104)	(20,358)	5,182,854
Public Libraries	—	—	—	—	—	13,130	—	—	13,130	—	—	—	—	—	—	—	—	—	—	13,130
Executive and Support Services	—	—	6,275	661	23,841	—	—	—	—	—	—	1,072	1,072	—	(644)	(644)	(961)	(2,317)	(3,278)	45,893
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	22	22	—	—	—	—	—	—	565
Education and Corporate Services	—	—	6,275	661	23,758	—	—	—	—	—	—	1,050	1,050	—	(644)	(644)	(961)	(2,317)	(3,278)	45,328

Total	—	—	6,275	661	33,409	212,540	4,917,787	76,447	5,206,774	—	—	1,072	1,072	—	(644)	(644)	(4,215)	(19,421)	(23,636)	5,241,877

Special Account(s)

Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 23 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	10,321	3,197	—	735	—	3,932	—	287	—	606	178	163	—	—	63
Mines and Mineral Resources	10,253	6,389	—	1,470	—	7,859	—	513	—	558	97	173	—	—	64
Titles and Corporate Relations	4,809	2,560	—	589	—	3,149	—	73	—	40	134	208	—	3	4
Electricity and Alternative Energy	22,219	2,163	—	498	—	2,661	—	95	—	134	48	105	—	—	—
Executive and Support Services	4,280	953	—	219	54	1,226	—	116	540	293	29	362	—	—	—
Minister’s Office	851	338	—	78	54	470	—	47	—	—	9	15	—	—	—
Corporate Services	3,429	615	—	141	—	756	—	69	540	293	20	347	—	—	—

Total	51,882	15,262	—	3,511	54	18,827	—	1,084	540	1,631	486	1,011	—	3	131

VOTE 24 Housing

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	347,320	7,255	25	1,670	—	8,950	126	130	134	330	724	264	—	—	—
Housing	337,400	867	1	201	—	1,069	—	20	42	—	9	29	—	—	—
Building and Safety Policy	1,598	966	1	222	—	1,189	126	50	30	90	6	59	—	—	—
Residential Tenancy	8,322	5,422	23	1,247	—	6,692	—	60	62	240	709	176	—	—	—

Total	347,320	7,255	25	1,670	—	8,950	126	130	134	330	724	264	—	—	—

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovative Clean Energy Fund special account	14,948	324	—	75	—	399	—	25	—	75	—	7	—	—	—

Total	24,948	324	—	75	—	399	—	25	—	75	—	7	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	70	—	6,261	—	7,628	135	—	350	485	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	12,042
Mines and Mineral Resources	299	—	374	—	2,078	—	—	—	—	—	—	153	153	—	(2)	(2)	(2)	(2)	(4)	10,084
Titles and Corporate Relations	—	—	98	—	560	—	—	—	—	—	—	50	50	—	(2)	(2)	(2)	(2)	(4)	3,753
Electricity and Alternative Energy	—	—	8	—	390	15,000	—	—	15,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	18,048
Executive and Support Services	—	—	20	35	1,395	—	—	206	206	—	—	1,177	1,177	—	(1)	(1)	(2)	(2)	(4)	3,999
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	538
Corporate Services	—	—	20	35	1,324	—	—	206	206	—	—	1,177	1,177	—	—	—	(1)	(1)	(2)	3,461

Total	369	—	6,761	35	12,051	15,135	—	556	15,691	—	—	1,380	1,380	—	(7)	(7)	(8)	(8)	(16)	47,926

VOTE 24 Housing

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,708	—	—	334,724	334,724	—	—	63	63	—	—	—	—	(1)	(1)	345,444
Housing	—	—	—	—	100	—	—	334,724	334,724	—	—	—	—	—	—	—	—	(1)	(1)	335,892
Building and Safety Policy	—	—	—	—	361	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
Residential Tenancy	—	—	—	—	1,247	—	—	—	—	—	—	63	63	—	—	—	—	—	—	8,002

Total	—	—	—	—	1,708	—	—	334,724	334,724	—	—	63	63	—	—	—	—	(1)	(1)	345,444

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000
Innovative Clean Energy Fund special account	—	—	—	—	107	—	—	14,441	14,441	—	—	—	—	—	—	—	—	—	—	14,947

Total	—	—	—	—	107	—	—	24,441	24,441	—	—	—	—	—	—	—	—	—	—	24,947

MINISTRY OF ENVIRONMENT

($000)

VOTE 25 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	6,261	16,331	294	3,856	—	20,481	—	813	—	1,753	198	768	—	—	381
Environmental Sustainability	20,393	10,008	32	2,302	—	12,342	—	618	—	2,740	357	312	—	—	736
Parks and Protected Areas	30,641	11,195	131	2,637	—	13,963	—	540	—	280	46	446	—	18	6,296
Conservation Officer Service	17,144	10,028	45	2,362	—	12,435	—	570	—	291	175	332	—	—	560
Climate Action Secretariat	5,800	2,769	—	637	—	3,406	—	218	—	966	47	563	1,000	—	10
Executive and Support Services	24,444	4,969	41	1,161	53	6,224	—	152	1,434	665	1,338	535	—	—	87
Minister’s Office	798	276	—	82	53	411	—	35	—	—	—	12	—	—	—
Corporate Services	23,646	4,693	41	1,079	—	5,813	—	117	1,434	665	1,338	523	—	—	87

Total	104,683	55,300	543	12,955	53	68,851	—	2,911	1,434	6,695	2,161	2,956	1,000	18	8,070

VOTE 26 Environmental Assessment Office

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	8,816	4,018	50	931	—	4,999	—	416	291	421	39	419	—	2	1

Total	8,816	4,018	50	931	—	4,999	—	416	291	421	39	419	—	2	1

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	500	—	—	—	—	—	—	—	—	500	—	—	—	—	—
Sustainable Environment Fund	22,555	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,055	—	—	—	—	—	—	—	—	500	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 25 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	787	—	524	14	5,238	100	—	423	523	—	—	13	13	(19,000)	(1)	(19,001)	(1)	(199)	(200)	7,054
Environmental Sustainability	348	—	1,065	4	6,180	140	—	3,238	3,378	—	—	3	3	—	(65)	(65)	(40)	(2,431)	(2,471)	19,367
Parks and Protected Areas	907	—	7,741	—	16,274	—	—	—	—	—	—	102	102	—	(1)	(1)	(1)	(358)	(359)	29,979
Conservation Officer Service	1,313	—	1,107	—	4,348	—	—	—	—	—	—	15	15	—	(1)	(1)	(1)	(60)	(61)	16,736
Climate Action Secretariat	—	—	10	—	2,814	—	—	—	—	—	—	211	211	(1,305)	(1)	(1,306)	(1)	(1)	(2)	5,123
Executive and Support Services	173	—	1,132	199	5,715	130	—	—	130	—	—	10,255	10,255	—	(98)	(98)	(1)	(1)	(2)	22,224
Minister’s Office	—	—	—	—	47	—	—	—	—	—	—	20	20	—	—	—	—	—	—	478
Corporate Services	173	—	1,132	199	5,668	130	—	—	130	—	—	10,235	10,235	—	(98)	(98)	(1)	(1)	(2)	21,746

Total	3,528	—	11,579	217	40,569	370	—	3,661	4,031	—	—	10,599	10,599	(20,305)	(167)	(20,472)	(45)	(3,050)	(3,095)	100,483

VOTE 26 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	—	—	55	—	1,644	800	—	—	800	—	—	1,314	1,314	—	(1)	(1)	(1)	(1)	(2)	8,754

Total	—	—	55	—	1,644	800	—	—	800	—	—	1,314	1,314	—	(1)	(1)	(1)	(1)	(2)	8,754

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—	500
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	20,305	—	—	20,305	—	—	—	—	—	—	20,305

Total	—	—	—	—	500	—	—	—	—	20,305	—	—	20,305	—	—	—	—	—	—	20,805

MINISTRY OF FINANCE

($000)

VOTE 27 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	8,530	5,277	57	1,213	—	6,547	—	15	133	242	125	96	—	86	—
Office of the Comptroller General	10,084	8,240	89	1,896	—	10,225	5	145	116	535	1,385	129	—	12	—
Treasury	1	5,706	46	1,362	—	7,114	—	35	188	150	3,490	718	—	—	—
Revenue Programs	49,050	26,092	550	6,001	—	32,643	—	817	450	465	615	1,400	—	10	12
Revenue Services	18,912	6,590	47	1,516	—	8,153	—	49	50	46,810	204	2,694	—	—	—
Economics, Policy and Intergovernmental Fiscal Relations	7,649	11,781	34	2,710	—	14,525	20	825	1,210	298	360	843	400	8	—
Economics, Policy and Intergovernmental Fiscal Relations	7,648	5,315	12	1,223	—	6,550	—	575	841	79	10	543	400	1	—
Financial Institutions Commission	1	6,466	22	1,487	—	7,975	20	250	369	219	350	300	—	7	—
2010 Olympic and Paralympic Winter Games Secretariat	3,441	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pacific Carbon Trust	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	24,699	7,168	160	1,669	51	9,048	—	856	2,604	108	4,484	1,170	—	—	22
Minister’s Office	438	291	30	85	51	457	—	28	—	—	9	20	—	—	—
Corporate Services	24,261	6,877	130	1,584	—	8,591	—	828	2,604	108	4,475	1,150	—	—	22

Total	127,366	70,854	983	16,367	51	88,255	25	2,742	4,751	48,608	10,663	7,050	400	116	34

VOTE 28 Public Service Agency

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Service Agency	57,620	21,510	—	4,947	—	26,457	—	594	185	1,784	17,977	1,217	—	—	—
Business Performance	2,453	1,715	—	394	—	2,109	—	37	—	—	12	27	—	—	—
Client Services	30,787	9,170	—	2,109	—	11,279	—	282	55	20	17,910	344	—	—	—
Talent Management	18,622	6,995	—	1,609	—	8,604	—	185	—	1,764	28	784	—	—	—
Employee Relations	3,378	2,537	—	584	—	3,121	—	58	125	—	18	39	—	—	—
Corporate Services	2,380	1,093	—	251	—	1,344	—	32	5	—	9	23	—	—	—

Total	57,620	21,510	—	4,947	—	26,457	—	594	185	1,784	17,977	1,217	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 27 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	740	—	—	—	—	—	—	9	9	—	(125)	(125)	(1)	(6)	(7)	7,164
Office of the Comptroller General	—	—	640	—	2,967	—	—	—	—	—	—	789	789	—	(4,539)	(4,539)	(154)	(950)	(1,104)	8,338
Treasury	—	—	192	1	4,774	—	—	—	—	—	—	23,629	23,629	—	(9,250)	(9,250)	(1,217)	(25,049)	(26,266)	1
Revenue Programs	189	—	146	45	4,149	250	200	250	700	—	—	3,888	3,888	—	(1)	(1)	(1)	(278)	(279)	41,100
Revenue Services	—	—	4,896	—	54,703	420	—	15,412	15,832	—	—	25,317	25,317	—	(300)	(300)	(1)	(91,276)	(91,277)	12,428
Economics, Policy and Intergovernmental Fiscal Relations	58	—	190	—	4,212	—	—	—	—	—	—	1,907	1,907	—	(1,165)	(1,165)	(1)	(11,201)	(11,202)	8,277
Economics, Policy and Intergovernmental Fiscal Relations	30	—	—	—	2,479	—	—	—	—	—	—	694	694	—	(1,165)	(1,165)	(1)	(281)	(282)	8,276
Financial Institutions Commission	28	—	190	—	1,733	—	—	—	—	—	—	1,213	1,213	—	—	—	—	(10,920)	(10,920)	1
2010 Olympic and Paralympic Winter Games Secretariat	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	12	—	7,337	—	16,593	170	—	—	170	—	—	1,009	1,009	—	(610)	(610)	(1)	(1)	(2)	26,208
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	23	23	—	—	—	—	—	—	537
Corporate Services	12	—	7,337	—	16,536	170	—	—	170	—	—	986	986	—	(610)	(610)	(1)	(1)	(2)	25,671

Total	259	—	13,444	46	88,138	840	200	15,662	16,702	—	—	56,548	56,548	—	(15,990)	(15,990)	(1,376)	(128,761)	(130,137)	103,516

VOTE 28 Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Service Agency	—	—	3,249	—	25,006	—	—	—	—	—	—	6,569	6,569	—	(6,521)	(6,521)	(1,668)	(166)	(1,834)	49,677
Business Performance	—	—	414	—	490	—	—	—	—	—	—	—	—	—	(110)	(110)	(1)	(1)	(2)	2,487
Client Services	—	—	2,093	—	20,704	—	—	—	—	—	—	—	—	—	(43)	(43)	(1,651)	(158)	(1,809)	30,131
Talent Management	—	—	3	—	2,764	—	—	—	—	—	—	6,169	6,169	—	(6,171)	(6,171)	(10)	(5)	(15)	11,351
Employee Relations	—	—	5	—	245	—	—	—	—	—	—	—	—	—	(21)	(21)	(5)	(1)	(6)	3,339
Corporate Services	—	—	734	—	803	—	—	—	—	—	—	400	400	—	(176)	(176)	(1)	(1)	(2)	2,369

Total	—	—	3,249	—	25,006	—	—	—	—	—	—	6,569	6,569	—	(6,521)	(6,521)	(1,668)	(166)	(1,834)	49,677

MINISTRY OF FINANCE

($000)

VOTE 29 Benefits

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	5,700	—	430,361	—	436,061	—	108	1,751	1,273	50	220	—	10	—
Pension Contribution and Retirement Benefits	267,347	—	—	236,231	—	236,231	—	—	—	—	—	—	—	—	—
Employee Health Benefits	143,564	—	—	189,706	—	189,706	—	—	—	499	—	—	—	—	—
Other Benefits	9,577	315	—	3,185	—	3,500	—	—	1,750	—	—	—	—	—	—
Benefits Administration	6,518	5,385	—	1,239	—	6,624	—	108	1	774	50	220	—	10	—
Recoveries	(427,005)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	5,700	—	430,361	—	436,061	—	108	1,751	1,273	50	220	—	10	—

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,234	3,030	5	697	—	3,732	—	100	1,428	843	443	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,244	3,030	5	697	—	3,732	—	100	1,428	843	443	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 29 Benefits

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	3,412	—	—	250	250	—	—	259	259	—	(387,767)	(387,767)	(80)	(52,134)	(52,214)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	236,081
Employee Health Benefits	—	—	—	—	499	—	—	—	—	—	—	—	—	—	—	—	—	(51,905)	(51,905)	138,300
Other Benefits	—	—	—	—	1,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,250
Benefits Administration	—	—	—	—	1,163	—	—	250	250	—	—	259	259	—	(1,289)	(1,289)	(80)	(79)	(159)	6,848
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(386,478)	(386,478)	—	—	—	(386,478)

Total	—	—	—	—	3,412	—	—	250	250	—	—	259	259	—	(387,767)	(387,767)	(80)	(52,134)	(52,214)	1

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management Account	650	—	391	—	4,017	—	—	—	—	—	—	43,641	43,641	—	(44,848)	(44,848)	(2,200)	(151)	(2,351)	4,191
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	4,017	—	—	—	—	—	—	43,651	43,651	—	(44,848)	(44,848)	(2,200)	(151)	(2,351)	4,201

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 30 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Competitiveness and Innovation	5,622	3,989	100	918	—	5,007	—	149	—	2,031	8	25	—	—	2
Forest Resource Stewardship	112,630	10,844	776	2,495	—	14,115	—	530	—	70,099	70	—	—	7	2,548
Forest Tenures and Timber Pricing	7,515	4,061	72	934	—	5,067	—	110	—	235	—	—	—	1	—
Provincial Operations	95,578	46,301	436	10,670	—	57,407	3	1,681	442	12,367	1,721	1,463	—	9	2,115
Provincial Operations	95,577	46,301	436	10,670	—	57,407	3	1,681	442	12,367	1,721	1,463	—	9	2,115
Water Rental Remissions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	123,380	84,701	935	19,483	—	105,119	20	2,863	—	14,942	749	3,744	—	22	3,104
Executive and Support Services	66,960	36,506	576	8,482	90	45,654	5	830	4,028	4,114	4,766	1,474	—	19	441
Minister’s Office	637	414	—	164	90	668	—	114	—	—	17	25	—	—	—
Corporate Services	66,323	36,092	576	8,318	—	44,986	5	716	4,028	4,114	4,749	1,449	—	19	441

Total	411,685	186,402	2,895	42,982	90	232,369	28	6,163	4,470	103,788	7,314	6,706	—	58	8,210

VOTE 31 Direct Fire

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	63,240	30,954	4,247	7,119	—	42,320	—	1,261	—	6,657	145	577	—	149	7,882

Total	63,240	30,954	4,247	7,119	—	42,320	—	1,261	—	6,657	145	577	—	149	7,882

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	158,469	17,886	304	4,114	—	22,304	—	549	—	46,641	581	605	—	20	605
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	533	—	123	—	656	—	10	—	4,454	10	40	—	—	150

Total	158,489	18,419	304	4,237	—	22,960	—	559	—	51,095	591	645	—	20	755

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Competitiveness and Innovation	—	—	2	—	2,217	—	—	—	—	—	—	—	—	—	—	—	—	(6,000)	(6,000)	1,224
Forest Resource Stewardship	1,735	—	2,557	—	77,546	1,235	1,500	93	2,828	—	—	2	2	(1)	(2,030)	(2,031)	(1)	(780)	(781)	91,679
Forest Tenures and Timber Pricing	—	—	—	—	346	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,413
Provincial Operations	4,410	6,663	8,589	670	40,133	30	—	1,800	1,830	—	—	48,653	48,653	—	(2,943)	(2,943)	(15)	(53,086)	(53,101)	91,979
Provincial Operations	4,410	6,663	8,589	670	40,133	30	—	1,800	1,830	—	—	652	652	—	(2,943)	(2,943)	(15)	(5,086)	(5,101)	91,978
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	48,001	48,001	—	—	—	—	(48,000)	(48,000)	1
Regional Operations	2,442	—	922	12	28,820	533	—	—	533	—	—	56	56	—	(4,195)	(4,195)	(41)	(12,544)	(12,585)	117,748
Executive and Support Services	11,117	222	15,030	2,142	44,188	85	—	2	87	1	—	3,577	3,578	(1)	(34,584)	(34,585)	(1)	(3,565)	(3,566)	55,356
Minister’s Office	—	—	—	—	156	—	—	—	—	—	—	10	10	—	—	—	—	—	—	834
Corporate Services	11,117	222	15,030	2,142	44,032	85	—	2	87	1	—	3,567	3,568	(1)	(34,584)	(34,585)	(1)	(3,565)	(3,566)	54,522

Total	19,704	6,885	27,100	2,824	193,250	1,883	1,500	1,895	5,278	1	—	52,288	52,289	(2)	(43,752)	(43,754)	(58)	(75,975)	(76,033)	363,399

VOTE 31 Direct Fire

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Direct Fire	20,201	—	—	—	36,872	—	—	—	—	—	—	—	—	—	(1,670)	(1,670)	—	(14,621)	(14,621)	62,901

Total	20,201	—	—	—	36,872	—	—	—	—	—	—	—	—	—	(1,670)	(1,670)	—	(14,621)	(14,621)	62,901

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,265	—	30,300	30	80,596	—	—	1	1	2	—	60,632	60,634	(1)	(1)	(2)	—	(1)	(1)	163,532
Crown Land special account	—	—	—	—	—	87,691	—	—	87,691	—	—	20	20	—	—	—	—	(87,691)	(87,691)	20
Forest Stand Management Fund	138	—	—	—	4,802	—	—	—	—	—	—	—	—	—	—	—	—	(5,458)	(5,458)	—

Total	1,403	—	30,300	30	85,398	87,691	—	1	87,692	2	—	60,652	60,654	(1)	(1)	(2)	—	(93,150)	(93,150)	163,552

MINISTRY OF HEALTH
($000)

VOTE 32 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	14,640,271	21,037	849	5,672	—	27,558	—	291	93	39,206	6,660	1,269	—	5	58
Regional Services	9,873,516	—	—	—	—	—	—	—	—	685	1,000	—	—	—	—
Medical Services Plan	3,595,055	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,101,314	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	32,393	—	—	—	—	—	—	—	—	36,160	—	—	—	—	—
HealthLink BC	31,194	16,680	799	4,670	—	22,149	—	203	28	2,253	5,070	545	—	—	19
Vital Statistics	6,799	4,357	50	1,002	—	5,409	—	88	65	108	590	724	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	155,961	72,885	242	16,784	53	89,964	1,496	2,090	7,622	17,845	14,416	5,094	—	206	69
Minister’s Office	863	529	—	142	53	724	—	87	—	—	15	24	—	—	—
Stewardship and Corporate Services	155,098	72,356	242	16,642	—	89,240	1,496	2,003	7,622	17,845	14,401	5,070	—	206	69

Total	14,648,982	93,922	1,091	22,456	53	117,522	1,496	2,381	7,715	57,051	21,076	6,363	—	211	127

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH
($000)

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	10	—	352	13	47,957	7,542	10,098,877	5,579,138	15,685,557	—	—	174	174	—	(278)	(278)	(106)	(203,571)	(203,677)	15,557,291
Regional Services	—	—	—	—	1,685	7,542	10,087,477	509,876	10,604,895	—	—	—	—	—	—	—	—	(65,100)	(65,100)	10,541,480
Medical Services Plan	—	—	—	—	—	—	—	3,937,654	3,937,654	—	—	—	—	—	—	—	—	(136,000)	(136,000)	3,801,654
PharmaCare	—	—	—	—	—	—	11,400	1,128,476	1,139,876	—	—	1	1	—	—	—	—	(1)	(1)	1,139,876
Health Benefits Operations	—	—	—	—	36,160	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	34,410
HealthLink BC	—	—	52	—	8,170	—	—	3,114	3,114	—	—	23	23	—	—	—	(106)	(213)	(319)	33,137
Vital Statistics	10	—	300	13	1,942	—	—	18	18	—	—	150	150	—	(278)	(278)	—	(507)	(507)	6,734
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	55	—	8,713	184	57,790	32	2,336	6,490	8,858	—	—	4,274	4,274	—	(3)	(3)	(3)	(4,752)	(4,755)	156,128
Minister’s Office	10	—	—	—	136	—	—	—	—	—	—	—	—	—	—	—	—	—	—	860
Stewardship and Corporate Services	45	—	8,713	184	57,654	32	2,336	6,490	8,858	—	—	4,274	4,274	—	(3)	(3)	(3)	(4,752)	(4,755)	155,268

Total	65	—	9,065	197	105,747	7,574	10,101,213	5,585,628	15,694,415	—	—	4,448	4,448	(147,250)	(281)	(147,531)	(109)	(208,323)	(208,432)	15,566,169

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF JOBS, TOURISM AND INNOVATION
($000)

VOTE 33 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Immigration Initiatives	118,417	14,741	—	3,387	—	18,128	—	711	—	3,051	3,574	2,792	—	91	775
Immigration Initiatives	6,751	4,836	—	1,109	—	5,945	—	206	—	1,279	1,320	733	—	91	—
Labour Market Initiatives	105,395	4,601	—	1,058	—	5,659	—	195	—	660	117	378	—	—	—
Labour Market Agreement	1	5,304	—	1,220	—	6,524	—	310	—	1,112	2,137	1,681	—	—	775
Year of Science	6,270	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Economic Competitiveness	16,478	4,179	20	961	—	5,160	49	149	30	371	60	361	—	—	—
Trade, Investment and Innovation	25,617	5,308	18	1,222	—	6,548	—	601	210	7,199	211	661	—	—	1
Regional Economic Development	7,496	3,971	8	974	—	4,953	—	96	9	265	34	45	—	—	—
Regional Economic Development	6,575	3,280	8	754	—	4,042	—	96	9	265	34	45	—	—	—
Mountain Pine Beetle Epidemic Response	921	691	—	220	—	911	—	—	—	—	—	—	—	—	—
Tourism	48,924	8,630	—	1,964	—	10,594	3	1,288	—	7,631	2,580	8,894	12,240	—	500
Tourism Marketing	26,799	3,908	—	899	—	4,807	—	504	—	3,330	2,580	4,107	10,840	—	—
Tourism Partnerships	18,825	3,341	—	747	—	4,088	—	503	—	3,646	—	4,021	1,400	—	500
Strategy and Policy	3,300	1,381	—	318	—	1,699	3	281	—	655	—	766	—	—	—
Transfers to Crown Corporations and Agencies	46,142	—	—	—	—	—	—	—	—	18,800	—	—	—	—	—
British Columbia Pavilion Corporation	27,342	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	18,800	—	—	—	—	—	—	—	—	18,800	—	—	—	—	—
Executive and Support Services	5,417	3,409	20	783	52	4,264	—	138	56	233	—	698	—	—	—
Minister’s Office	550	411	11	95	52	569	—	83	—	—	—	25	—	—	—
Corporate Services	4,867	2,998	9	688	—	3,695	—	55	56	233	—	673	—	—	—

Total	268,491	40,238	66	9,291	52	49,647	52	2,983	305	37,550	6,459	13,451	12,240	91	1,276

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND INNOVATION
($000)

VOTE 33 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Market and Immigration Initiatives	9	—	323	2,286	13,612	94,894	50	153,270	248,214	—	—	—	—	—	(1)	(1)	(1)	(164,742)	(164,743)	115,210
Immigration Initiatives	—	—	240	437	4,306	450	—	92,441	92,891	—	—	—	—	—	—	—	—	(96,790)	(96,790)	6,352
Labour Market Initiatives	—	—	41	612	2,003	94,444	—	5,698	100,142	—	—	—	—	—	(1)	(1)	(1)	(2,265)	(2,266)	105,537
Labour Market Agreement	9	—	42	1,237	7,303	—	50	51,811	51,861	—	—	—	—	—	—	—	—	(65,687)	(65,687)	1
Year of Science	—	—	—	—	—	—	—	3,320	3,320	—	—	—	—	—	—	—	—	—	—	3,320
Economic Competitiveness	—	—	175	—	1,195	—	—	10,058	10,058	—	—	10	10	—	(16)	(16)	(2)	(1)	(3)	16,404
Trade, Investment and Innovation	—	—	221	1,434	10,538	34	—	—	34	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	17,117
Regional Economic Development	—	—	5	—	454	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,407
Regional Economic Development	—	—	5	—	454	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,496
Mountain Pine Beetle Epidemic Response	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	911
Tourism	100	—	2,500	—	35,736	—	—	10,000	10,000	—	—	—	—	—	—	—	—	(7,400)	(7,400)	48,930
Tourism Marketing	—	—	2,500	—	23,861	—	—	—	—	—	—	—	—	—	—	—	—	(1,950)	(1,950)	26,718
Tourism Partnerships	100	—	—	—	10,170	—	—	10,000	10,000	—	—	—	—	—	—	—	—	(5,345)	(5,345)	18,913
Strategy and Policy	—	—	—	—	1,705	—	—	—	—	—	—	—	—	—	—	—	—	(105)	(105)	3,299
Transfers to Crown Corporations and Agencies	—	—	—	—	18,800	—	—	9,142	9,142	—	—	—	—	—	—	—	—	—	—	27,942
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,142	9,142	—	—	—	—	—	—	—	—	—	—	9,142
Forestry Innovation Investment Ltd.	—	—	—	—	18,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	18,800
Executive and Support Services	—	—	114	—	1,239	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,503
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	—	—	—	—	—	—	—	—	677
Corporate Services	—	—	114	—	1,131	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,826

Total	109	—	3,338	3,720	81,574	94,928	50	182,470	277,448	—	—	10	10	—	(18)	(18)	(4)	(172,144)	(172,148)	236,513

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT
($000)

VOTE 34 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	18,622	19,096	254	4,549	—	23,899	—	341	102	2,149	3,097	1,340	—	20	451
Services BC Operations	17,595	13,084	193	3,132	—	16,409	—	274	2	99	293	673	—	—	41
BC Online	638	585	—	135	—	720	—	10	86	437	1,977	110	—	—	—
BC Registries Services	1	1,980	32	489	—	2,501	—	33	11	29	802	382	—	20	23
BC Stats	388	3,447	29	793	—	4,269	—	24	3	1,584	25	175	—	—	387
Business and Workforce Transformation	17,316	6,712	7	1,544	—	8,263	—	85	7	69	4,343	274	—	7	—
Office of the Chief Information Officer	14,092	8,362	40	1,923	—	10,325	—	187	258	1,182	1,902	562	—	—	1
Executive and Support Services	36,043	8,833	26	2,051	52	10,962	—	117	301	472	4,453	1,448	—	10	6
Minister’s Office	492	248	1	75	52	376	—	38	—	—	16	11	—	—	—
Corporate Services	35,551	8,585	25	1,976	—	10,586	—	79	301	472	4,437	1,437	—	10	6

Total	86,073	43,003	327	10,067	52	53,449	—	730	668	3,872	13,795	3,624	—	37	458

VOTE 35 Shared Services BC

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Logistics and Business Services	18,551	27,429	1,404	6,309	—	35,142	—	189	765	4,854	18,142	586	—	3	3,561
Integrated Workplace Solutions	277,906	11,868	—	2,730	—	14,598	—	502	236	241	274	259	—	6	20,988
Technology Solutions	155,357	26,938	—	6,196	—	33,134	—	271	28	2,156	148,277	327	—	—	11

Total	451,814	66,235	1,404	15,235	—	82,874	—	962	1,029	7,251	166,693	1,172	—	9	24,560

VOTE 36 Government Communications and Public Engagement

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications and Public Engagement	26,429	14,704	77	3,442	—	18,223	—	295	94	700	871	1,108	4,077	11	48

Total	26,429	14,704	77	3,442	—	18,223	—	295	94	700	871	1,108	4,077	11	48

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT

($000)

VOTE 34 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,659	—	9,159	—	—	—	—	—	—	833	833	—	(7,092)	(7,092)	(200)	(9,193)	(9,393)	17,406
Services BC Operations	—	—	227	—	1,609	—	—	—	—	—	—	689	689	—	(1,353)	(1,353)	(200)	(715)	(915)	16,439
BC Online	—	—	212	—	2,832	—	—	—	—	—	—	92	92	—	—	—	—	(3,015)	(3,015)	629
BC Registries Services	—	—	1,200	—	2,500	—	—	—	—	—	—	49	49	—	(180)	(180)	—	(4,869)	(4,869)	1
BC Stats	—	—	20	—	2,218	—	—	—	—	—	—	3	3	—	(5,559)	(5,559)	—	(594)	(594)	337
Business and Workforce Transformation	—	—	1,084	—	5,869	—	—	6,410	6,410	—	—	303	303	—	(4,553)	(4,553)	(1)	(1)	(2)	16,290
Office of the Chief Information Officer	—	—	149	—	4,241	—	—	—	—	—	—	54	54	—	(2,302)	(2,302)	(102)	(367)	(469)	11,849
Executive and Support Services	773	—	2,361	—	9,941	—	—	—	—	—	—	6,874	6,874	—	(1,154)	(1,154)	(1)	(1)	(2)	26,621
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	45	45	—	—	—	—	—	—	488
Corporate Services	773	—	2,359	—	9,874	—	—	—	—	—	—	6,829	6,829	—	(1,154)	(1,154)	(1)	(1)	(2)	26,133

Total	773	—	5,253	—	29,210	—	—	6,410	6,410	—	—	8,064	8,064	—	(15,101)	(15,101)	(304)	(9,562)	(9,866)	72,166

VOTE 35 Shared Services BC

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Logistics and Business Services	1,724	—	7,418	8,999	46,241	—	—	—	—	—	—	86,606	86,606	—	(97,992)	(97,992)	(12,963)	(39,311)	(52,274)	17,723
Integrated Workplace Solutions	20	—	36,344	330,033	388,903	—	—	—	—	—	—	24,859	24,859	—	(1,510)	(1,510)	(112,060)	(37,247)	(149,307)	277,543
Technology Solutions	—	—	46,236	—	197,306	—	—	—	—	—	—	1,679	1,679	—	(53,804)	(53,804)	(5,690)	(16,203)	(21,893)	156,422

Total	1,744	—	89,998	339,032	632,450	—	—	—	—	—	—	113,144	113,144	—	(153,306)	(153,306)	(130,713)	(92,761)	(223,474)	451,688

VOTE 36 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications and Public Engagement	—	—	267	—	7,471	—	—	—	—	—	—	742	742	—	(178)	(178)	(42)	(61)	(103)	26,155

Total	—	—	267	—	7,471	—	—	—	—	—	—	742	742	—	(178)	(178)	(42)	(61)	(103)	26,155

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT
($000)

VOTE 37 Labour Programs

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	17,184	28,700	143	6,684	—	35,527	621	661	611	636	2,166	1,067	—	12	1
Employment Standards	8,525	5,749	50	1,322	—	7,121	—	165	—	—	185	185	—	—	—
Labour Relations Board	4,954	3,670	15	865	—	4,550	114	78	—	1	42	74	—	—	—
WorkSafe Funded Services	1	16,454	58	3,821	—	20,333	482	280	—	441	1,908	656	—	12	—
Corporate Services	3,704	2,827	20	676	—	3,523	25	138	611	194	31	152	—	—	1

Total	17,184	28,700	143	6,684	—	35,527	621	661	611	636	2,166	1,067	—	12	1

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT
($000)

VOTE 37 Labour Programs

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	56	—	727	—	6,558	—	—	—	—	—	—	572	572	—	(503)	(503)	—	(26,441)	(26,441)	15,713
Employment Standards	50	—	146	—	731	—	—	—	—	—	—	81	81	—	—	—	—	(100)	(100)	7,833
Labour Relations Board	—	—	46	—	355	—	—	—	—	—	—	—	—	—	—	—	—	(275)	(275)	4,630
WorkSafe Funded Services	—	—	523	—	4,302	—	—	—	—	—	—	466	466	—	(1)	(1)	—	(25,099)	(25,099)	1
Corporate Services	6	—	12	—	1,170	—	—	—	—	—	—	25	25	—	(502)	(502)	—	(967)	(967)	3,249

Total	56	—	727	—	6,558	—	—	—	—	—	—	572	572	—	(503)	(503)	—	(26,441)	(26,441)	15,713

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	192,904	110,608	3,433	25,560	—	139,601	—	1,062	1,431	3,627	1,715	2,157	—	—	7,007
Policing and Security Programs	294,169	6,420	15	1,477	—	7,912	—	349	264	1,491	331	569	—	—	81
Victim Services and Crime Prevention	42,140	5,938	63	1,366	—	7,367	—	89	56	505	108	175	—	—	18
Emergency Management BC	26,913	10,538	32	2,424	—	12,994	43	291	152	6,440	697	400	—	—	36
Gaming Policy and Enforcement	18,090	10,332	53	2,376	—	12,761	—	602	433	409	383	543	—	13	3
Gaming Policy and Enforcement Operations	18,089	10,332	53	2,376	—	12,761	—	602	433	409	383	543	—	13	3
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Superintendent of Motor Vehicles	4,708	3,274	6	753	—	4,033	—	45	445	83	125	150	—	—	—
Liquor Control and Licensing	1	5,876	8	1,351	—	7,235	—	200	147	180	178	200	—	—	1
Public Sector Employers’ Council Secretariat	16,603	1,619	6	372	—	1,997	—	43	65	95	18	41	—	—	—
Executive and Support Services	11,897	6,688	79	1,565	53	8,385	—	181	239	65	1,317	421	—	5	3
Minister’s Office	604	316	—	92	53	461	—	75	—	—	—	15	—	—	2
Corporate Services	11,293	6,372	79	1,473	—	7,924	—	106	239	65	1,317	406	—	5	1

Total	607,425	161,293	3,695	37,244	53	202,285	43	2,862	3,232	12,895	4,872	4,656	—	18	7,149

VOTE 39 Emergency Program Act

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,559	708	300	290	—	1,298	—	169	5	3,000	285	71	—	—	1,932

Total	14,559	708	300	290	—	1,298	—	169	5	3,000	285	71	—	—	1,932

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	403	—	93	—	496	—	20	1,373	15	4	18	—	—	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,524	1,320	—	304	—	1,624	—	11	—	—	27	26	—	—	—

Total	14,805	1,723	—	397	—	2,120	—	31	1,373	15	45	85	—	—	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	954	—	3,817	20	21,790	—	—	34,989	34,989	—	—	182	182	—	(475)	(475)	—	(5,644)	(5,644)	190,443
Policing and Security Programs	159	—	176	138	3,558	72	—	309,413	309,485	—	—	66	66	—	(1,662)	(1,662)	(1)	(25,156)	(25,157)	294,202
Victim Services and Crime Prevention	—	—	211	—	1,162	100	12,343	30,151	42,594	—	—	1,000	1,000	(9,816)	(150)	(9,966)	—	(300)	(300)	41,857
Emergency Management BC	148	—	445	—	8,652	—	—	14,445	14,445	—	—	6	6	—	(2,582)	(2,582)	(1)	(5,721)	(5,722)	27,793
Gaming Policy and Enforcement	6	—	675	—	3,067	126,400	—	102,145	228,545	—	—	1	1	—	(1)	(1)	—	(226,012)	(226,012)	18,361
Gaming Policy and Enforcement Operations	6	—	675	—	3,067	—	—	7,805	7,805	—	—	1	1	—	(1)	(1)	—	(5,273)	(5,273)	18,360
Distribution of Gaming Proceeds	—	—	—	—	—	126,400	—	94,340	220,740	—	—	—	—	—	—	—	—	(220,739)	(220,739)	1
Office of the Superintendent of Motor Vehicles	—	—	143	1	992	—	—	2,161	2,161	—	—	1,603	1,603	—	(1)	(1)	(1)	(4,295)	(4,296)	4,492
Liquor Control and Licensing	122	—	447	—	1,475	—	—	—	—	—	—	593	593	—	—	—	(336)	(8,966)	(9,302)	1
Public Sector Employers’ Council Secretariat	—	—	7	—	269	14,434	—	—	14,434	—	—	10	10	—	—	—	—	(70)	(70)	16,640
Executive and Support Services	155	—	326	—	2,712	—	—	—	—	—	—	518	518	—	(200)	(200)	(1)	(1)	(2)	11,413
Minister’s Office	—	—	—	—	92	—	—	—	—	—	—	47	47	—	—	—	—	—	—	600
Corporate Services	155	—	326	—	2,620	—	—	—	—	—	—	471	471	—	(200)	(200)	(1)	(1)	(2)	10,813

Total	1,544	—	6,247	159	43,677	141,006	12,343	493,304	646,653	—	—	3,979	3,979	(9,816)	(5,071)	(14,887)	(340)	(276,165)	(276,505)	605,202

VOTE 39 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Total	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	2	—	3	—	1,435	1,282	—	—	1,282	—	—	15	15	—	—	—	—	(3,228)	(3,228)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	64	2,000	—	—	2,000	9,816	—	—	9,816	—	—	—	—	—	—	13,504

Total	117	—	63	—	2,204	3,282	—	476	3,758	9,816	—	115	9,931	—	—	—	—	(3,228)	(3,228)	14,785

MINISTRY OF SOCIAL DEVELOPMENT
($000)

VOTE 40 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,590,483	76,304	420	17,549	—	94,273	—	2,091	3,795	1,558	4,491	270	—	25	13
Temporary Assistance	485,879	24,144	—	5,553	—	29,697	—	472	264	244	7	—	—	—	—
Disability Assistance	814,034	31,563	—	7,259	—	38,822	—	99	408	846	3	—	—	—	—
Supplementary Assistance	290,570	20,597	420	4,737	—	25,754	—	1,520	3,123	468	4,481	270	—	25	13
Employment	56,113	11,584	—	2,668	—	14,252	35	1,084	42	338	686	1,207	—	—	—
Employment Programs	55,486	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,316	—	2,603	—	13,919	—	1,076	42	195	684	1,187	—	—	—
Multiculturalism	626	268	—	65	—	333	35	8	—	143	2	20	—	—	—
Community Living British Columbia	680,977	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,629	743	23	171	—	937	398	22	—	150	12	228	—	5	—
Executive and Support Services	25,526	10,822	102	2,489	53	13,466	—	174	26	35	4,006	862	—	—	—
Minister’s Office	554	323	1	74	53	451	—	52	—	—	1	11	—	—	—
Corporate Services	24,972	10,499	101	2,415	—	13,015	—	122	26	35	4,005	851	—	—	—

Total	2,354,728	99,453	545	22,877	53	122,928	433	3,371	3,863	2,081	9,195	2,567	—	30	13

MINISTRY OF SOCIAL DEVELOPMENT
($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	97	—	—	—	12,340	6,030	1,422,062	50,740	1,478,832	—	—	4,666	4,666	—	(3)	(3)	—	(12,495)	(12,495)	1,577,613
Temporary Assistance	—	—	—	—	987	—	415,030	—	415,030	—	—	3,101	3,101	—	(1)	(1)	—	(2,450)	(2,450)	446,364
Disability Assistance	—	—	—	—	1,356	—	804,874	—	804,874	—	—	1	1	—	—	—	—	(5,000)	(5,000)	840,053
Supplementary Assistance	97	—	—	—	9,997	6,030	202,158	50,740	258,928	—	—	1,564	1,564	—	(2)	(2)	—	(5,045)	(5,045)	291,196
Employment	192	—	—	—	3,584	500	—	334,162	334,662	—	—	126	126	—	—	—	—	(296,511)	(296,511)	56,113
Employment Programs	—	—	—	—	—	500	—	54,986	55,486	—	—	1	1	—	—	—	—	—	—	55,487
Labour Market Development Agreement	192	—	—	—	3,376	—	—	278,689	278,689	—	—	104	104	—	—	—	—	(296,087)	(296,087)	1
Multiculturalism	—	—	—	—	208	—	—	487	487	—	—	21	21	—	—	—	—	(424)	(424)	625
Community Living British Columbia	—	—	—	—	—	—	—	680,977	680,977	—	—	—	—	—	—	—	—	—	—	680,977
Employment and Assistance Appeal Tribunal	—	—	—	—	815	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	1,751
Executive and Support Services	230	—	3,306	112	8,751	—	—	—	—	—	—	592	592	—	(135)	(135)	—	(40)	(40)	22,634
Minister’s Office	11	—	—	—	75	—	—	—	—	—	—	25	25	—	—	—	—	—	—	551
Corporate Services	219	—	3,306	112	8,676	—	—	—	—	—	—	567	567	—	(135)	(135)	—	(40)	(40)	22,083

Total	519	—	3,306	112	25,490	6,530	1,422,062	1,065,879	2,494,471	—	—	5,384	5,384	—	(139)	(139)	—	(309,046)	(309,046)	2,339,088

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE
($000)

VOTE 41 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	10,777	25,475	1,432	5,860	—	32,767	—	3,385	4,741	57,739	2,455	1,467	—	24	17,883
Transportation Policy and Legislation	1,383	847	—	195	—	1,042	—	12	—	300	1	12	—	—	3
Planning, Engineering and Construction	1,954	20,657	1,432	4,752	—	26,841	—	3,062	4,316	51,351	2,193	1,206	—	22	16,563
Partnerships	1	1,984	—	456	—	2,440	—	229	425	6,013	170	158	—	2	1,303
Port and Airport Development	6,155	811	—	187	—	998	—	60	—	25	7	55	—	—	4
Enhancing Economic Development	1,284	1,176	—	270	—	1,446	—	22	—	50	84	36	—	—	10
Public Transportation	273,449	3,855	—	887	—	4,742	—	140	—	55,820	11	111	—	4	180,842
Public Transit	103,660	3,855	—	887	—	4,742	—	140	—	55,820	11	111	—	4	10,228
Coastal Ferry Services	169,789	—	—	—	—	—	—	—	—	—	—	—	—	—	170,614
Highway Operations	459,046	54,625	353	12,564	—	67,542	—	4,196	3,969	11,721	3,842	2,002	—	45	454,905
Maintenance, Asset Preservation and Traffic Operations	424,981	39,169	209	9,009	—	48,387	—	3,546	3,969	11,671	3,118	1,380	—	39	435,481
Commercial Vehicle Safety and Enforcement	24,047	14,916	142	3,431	—	18,489	—	633	—	—	720	605	—	6	440
Inland Ferries	10,018	540	2	124	—	666	—	17	—	50	4	17	—	—	18,984
Commercial Passenger Transportation Regulation	1,330	796	2	183	—	981	140	51	—	3	11	84	—	1	6
Passenger Transportation Board	492	251	—	58	—	309	140	11	—	3	9	14	—	1	—
Passenger Transportation Branch	838	545	2	125	—	672	—	40	—	—	2	70	—	—	6
Executive and Support Services	8,212	5,902	173	1,376	51	7,502	—	260	28	99	197	403	—	10	—
Minister’s Office	549	299	—	87	51	437	—	70	—	—	8	12	—	—	—
Corporate Services	7,663	5,603	173	1,289	—	7,065	—	190	28	99	189	391	—	10	—

Total	752,814	90,653	1,960	20,870	51	113,534	140	8,032	8,738	125,382	6,516	4,067	—	84	653,636

56

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	12,152	530,149	253	150	630,398	—	—	8,839	8,839	—	—	745	745	—	(1)	(1)	(616,593)	(45,334)	(661,927)	10,821
Transportation Policy and Legislation	—	—	—	—	328	—	—	3,750	3,750	—	—	—	—	—	—	—	(3,750)	—	(3,750)	1,370
Planning, Engineering and Construction	12,050	522,383	88	150	613,384	—	—	—	—	—	—	341	341	—	(1)	(1)	(594,254)	(44,368)	(638,622)	1,943
Partnerships	102	7,766	—	—	16,168	—	—	—	—	—	—	400	400	—	—	—	(18,041)	(966)	(19,007)	1
Port and Airport Development	—	—	—	—	151	—	—	5,089	5,089	—	—	4	4	—	—	—	—	—	—	6,242
Enhancing Economic Development	—	—	165	—	367	—	—	—	—	—	—	—	—	—	—	—	(548)	—	(548)	1,265
Public Transportation	2,050	116,339	—	—	355,317	—	—	239,515	239,515	—	—	19	19	—	—	—	(261,024)	(6,738)	(267,762)	331,831
Public Transit	2,050	116,339	—	—	184,703	—	—	239,515	239,515	—	—	19	19	—	—	—	(261,024)	(6,738)	(267,762)	161,217
Coastal Ferry Services	—	—	—	—	170,614	—	—	—	—	—	—	—	—	—	—	—	—	—	—	170,614
Highway Operations	13,958	233,110	5,338	748	733,834	—	—	50	50	—	—	700	700	—	—	—	(343,046)	(4,252)	(347,298)	454,828
Maintenance, Asset Preservation and Traffic Operations	11,611	230,997	4,932	371	707,115	—	—	50	50	—	—	500	500	—	—	—	(331,812)	(3,853)	(335,665)	420,387
Commercial Vehicle Safety and Enforcement	2,347	—	406	377	5,534	—	—	—	—	—	—	200	200	—	—	—	—	(399)	(399)	23,824
Inland Ferries	—	2,113	—	—	21,185	—	—	—	—	—	—	—	—	—	—	—	(11,234)	—	(11,234)	10,617
Commercial Passenger Transportation Regulation	13	—	23	—	332	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(1)	(1)	1,319
Passenger Transportation Board	—	—	3	—	181	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	489
Passenger Transportation Branch	13	—	20	—	151	—	—	—	—	—	—	7	7	—	—	—	—	—	—	830
Executive and Support Services	25	—	47	—	1,069	—	—	—	—	—	—	131	131	—	(1)	(1)	(575)	(3)	(578)	8,123
Minister’s Office	—	—	—	—	90	—	—	—	—	—	—	18	18	—	—	—	—	—	—	545
Corporate Services	25	—	47	—	979	—	—	—	—	—	—	113	113	—	(1)	(1)	(575)	(3)	(578)	7,578

Total	28,198	879,598	5,661	898	1,720,950	—	—	248,404	248,404	—	—	1,603	1,603	—	(3)	(3)	(1,221,238)	(56,328)	(1,277,566)	806,922

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 42 Management of Public Funds and Debt

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,300,595	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,300,598	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 42 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,345,520	20,166	1,365,686	—	—	—	(16,388)	—	(16,388)	1,349,298
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	967,117	967,117	—	—	—	(288,090)	(679,026)	(967,116)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	943	943	—	—	—	—	(942)	(942)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	39,607	39,607	—	—	—	—	(39,606)	(39,606)	1

Total	—	—	—	—	—	—	—	—	—	—	1,345,520	1,027,833	2,373,353	—	—	—	(304,478)	(719,574)	(1,024,052)	1,349,301

OTHER APPROPRIATIONS

($000)

VOTE 43 Contingencies All Ministries and New Programs

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	410,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action and Clean Energy	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2010 Sports and Arts Legacy	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 Capital Funding

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,750,696	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions	287,656	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	348,883	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	208,380	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	427,427	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	478,350	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,750,696	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 43 Contingencies All Ministries and New Programs

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	602,942	602,942	—	—	—	—	—	—	602,942
General Programs	—	—	—	—	—	—	—	—	—	—	—	542,942	542,942	—	—	—	—	—	—	542,942
Climate Action and Clean Energy	—	—	—	—	—	—	—	—	—	—	—	40,000	40,000	—	—	—	—	—	—	40,000
2010 Sports and Arts Legacy	—	—	—	—	—	—	—	—	—	—	—	20,000	20,000	—	—	—	—	—	—	20,000

Total	—	—	—	—	—	—	—	—	—	—	—	602,942	602,942	—	—	—	—	—	—	602,942

VOTE 44 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,543,311	1,543,311	—	—	—	—	—	—	—	—	—	—	1,543,311
Post Secondary Institutions	—	—	—	—	—	—	—	140,935	140,935	—	—	—	—	—	—	—	—	—	—	140,935
Schools	—	—	—	—	—	—	—	449,801	449,801	—	—	—	—	—	—	—	—	—	—	449,801
Housing	—	—	—	—	—	—	—	161,262	161,262	—	—	—	—	—	—	—	—	—	—	161,262
Health Facilities	—	—	—	—	—	—	—	463,255	463,255	—	—	—	—	—	—	—	—	—	—	463,255
Other Capital Projects	—	—	—	—	—	—	—	328,058	328,058	—	—	—	—	—	—	—	—	—	—	328,058

Total	—	—	—	—	—	—	—	1,543,311	1,543,311	—	—	—	—	—	—	—	—	—	—	1,543,311

OTHER APPROPRIATIONS
($000)

VOTE 45 Commissions on Collection of Public Funds

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	32,715	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	24,225	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	118	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour, Citizens’ Services and Open Government	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,822	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(32,714)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 45 Commissions on Collection of Public Funds

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	19,395	19,395	—	—	—	—	—	—	19,395
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	447	447	—	—	—	—	—	—	447
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	11,150	11,150	—	—	—	—	—	—	11,150
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,328	1,328	—	—	—	—	—	—	1,328
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of Jobs, Tourism and Innovation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour, Citizens’ Services and Open Government	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,676	4,676	—	—	—	—	—	—	4,676
Ministry of Social Development	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(19,395)	—	(19,395)	(19,394)

Total	—	—	—	—	—	—	—	—	—	—	—	19,396	19,396	—	—	—	(19,395)	—	(19,395)	1

OTHER APPROPRIATIONS
($000)

VOTE 46 Allowances for Doubtful Revenue Accounts

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	93,151	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	63,590	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	3,193	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour, Citizens’ Service and Open Government	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	9,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(93,150)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 BC Family Bonus

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	6,379	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,379	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 46 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	123,510	123,510	—	—	—	—	—	—	123,510
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	2,360	2,360	—	—	—	—	—	—	2,360
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	600	600	—	—	—	—	—	—	600
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	94,910	94,910	—	—	—	—	—	—	94,910
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,570	5,570	—	—	—	—	—	—	5,570
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	2,871	2,871	—	—	—	—	—	—	2,871
Ministry of Jobs, Tourism and Innovation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour, Citizens’ Service and Open Government	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	9,100	9,100	—	—	—	—	—	—	9,100
Ministry of Social Development	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(123,510)	—	(123,510)	(123,509)

Total	—	—	—	—	—	—	—	—	—	—	—	123,511	123,511	—	—	—	(123,510)	—	(123,510)	1

VOTE 47 BC Family Bonus

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Family Bonus	—	—	—	—	—	4,317	—	—	4,317	—	—	—	—	—	—	—	—	—	—	4,317

Total	—	—	—	—	—	4,317	—	—	4,317	—	—	—	—	—	—	—	—	—	—	4,317

OTHER APPROPRIATIONS
($000)

VOTE 48 Environmental Appeal Board and Forest Appeals Commission

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,088	760	5	187	—	952	480	62	—	210	77	109	—	20	5
Administration and Support Services	1,318	760	5	187	—	952	1	20	—	30	77	60	—	—	5
Environmental Appeal Board	411	—	—	—	—	—	267	25	—	80	—	29	—	10	—
Forest Appeals Commission	359	—	—	—	—	—	212	17	—	100	—	20	—	10	—

Total	2,088	760	5	187	—	952	480	62	—	210	77	109	—	20	5

VOTE 49 Forest Practices Board

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,839	1,893	—	435	—	2,328	135	244	—	334	191	126	—	20	—

Total	3,839	1,893	—	435	—	2,328	135	244	—	334	191	126	—	20	—

OTHER APPROPRIATIONS
($000)

VOTE 48 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	137	1,105	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,075
Administration and Support Services	—	—	5	137	335	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	1,305
Environmental Appeal Board	—	—	—	—	411	—	—	—	—	—	—	—	—	—	—	—	—	—	—	411
Forest Appeals Commission	—	—	—	—	359	—	—	—	—	—	—	—	—	—	—	—	—	—	—	359

Total	—	—	5	137	1,105	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,075

VOTE 49 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	184	—	100	153	1,487	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

Total	184	—	100	153	1,487	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50                      Base Salaries — includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51                      Supplementary Salary Costs — includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52                      Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54                      Legislative Salaries and Indemnities — includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55                      Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57                      Public Servant Travel — includes travel expenses of government employees and officials on government business including prescribed allowances.

59                      Centralized Management Support Services — includes central agency charges to ministries for services such as workplace technology services, BC Public Service Agency charges, legal services, accommodation and real estate services, and alternate service delivery services.

60                      Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63                      Information Systems — Operating — includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65                      Office and Business Expenses — includes supplies and services required for the operation of offices.

67                      Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68                      Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69                      Utilities, Materials, and Supplies — includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70                      Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72                      Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73                      Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75                      Building Occupancy Charges — includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77                      Transfers — Grants — includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79                      Transfers — Entitlements — includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80                      Transfers — Agreements — includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

OTHER EXPENSES

81                      Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83                      Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85                      Other Expenses — includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86                      Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88                      Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89                      Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90                      Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                     Land — includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI                                     Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                       Buildings — includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                           Specialized Equipment — includes the purchase or capital lease cost of heavy equipment such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                                  Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                           Vehicles — includes the purchase or capital lease cost of passenger, light truck and utility vehicles.

Info                          Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.

TI                                    Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads              Roads — includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

Ministry of Finance

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